EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

         We hereby consent to the use in the Form 10-SB Registration Statement, of Troy Acquisition Corporation our report as of and for the period ended March 31, 2000 dated April 10, 2000, relating to the financial statements of Troy Acquisition Corporation which appears in such Form 10-SB.

                                                   WEINBERG & COMPANY, P.A.
                                                   Certified Public Accountants

Boca Raton, Florida
April 20, 2000


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